UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

SLM FUNDING LLC

formerly known as SLM Funding Corporation and
Sallie Mae Funding Corporation
(Exact name of registrant as specified in its charter)

Originator of

the Sallie Mae Student Loan Trust 1995-1,
the Sallie Mae Student Loan Trust 1996-1,
the SLM Student Loan Trust 1996-2,
the SLM Student Loan Trust 1996-3,
the SLM Student Loan Trust 1996-4,
the SLM Student Loan Trust 1997-1,
the SLM Student Loan Trust 1997-2,
the SLM Student Loan Trust 1997-3,
the SLM Student Loan Trust 1997-4,
the SLM Student Loan Trust 1998-1,
the SLM Student Loan Trust 1998-2,
the SLM Student Loan Trust 1999-1,
the SLM Student Loan Trust 1999-2,
the SLM Student Loan Trust 1999-3,
the SLM Student Loan Trust 2000-1,
the SLM Student Loan Trust 2000-2,
the SLM Student Loan Trust 2000-3,
the SLM Student Loan Trust 2000-4,
the SLM Student Loan Trust 2001-1,
the SLM Student Loan Trust 2001-2,
the SLM Student Loan Trust 2001-3,
the SLM Student Loan Trust 2001-4,
the SLM Student Loan Trust 2002-1,
the SLM Student Loan Trust 2002-2,
the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2003-12,
the SLM Student Loan Trust 2003-14,
the SLM Student Loan Trust 2004-1,
the SLM Student Loan Trust 2004-2, and
the SLM Student Loan Trust 2004-3.

Delaware	33-95474/333-2502/333-24949/333-30392/333-44465/333-68660/333-97247/333-104887	52-0974271

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

11600 Sallie Mae Drive
MDC V1764
Reston, VA 20193

(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 810-7585

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

         On April 26, 2004,

  •
  the Sallie Mae Student Loan Trust 1996-1 made its thirty-third,

  •
  the SLM Student Loan Trust 1996-2 made its thirty-second,

  •
  the SLM Student Loan Trust 1996-3 made its thirty-first,

  •
  the SLM Student Loan Trust 1996-4 made its thirtieth,

  •
  the SLM Student Loan Trust 1997-1 made its twenty-ninth,

  •
  the SLM Student Loan Trust 1997-2 made its twenty-eighth,

  •
  the SLM Student Loan Trust 1997-3 made its twenty-seventh,

  •
  the SLM Student Loan Trust 1997-4 made its twenty-fifth,

  •
  the SLM Student Loan Trust 1998-1 and the SLM Student Loan Trust 1998-2 made their twenty-third,

  •
  the SLM Student Loan Trust 1999-1 and the SLM Student Loan Trust 1999-2 made their nineteenth,

  •
  the SLM Student Loan Trust 1999-3 made its eighteenth,

  •
  the SLM Student Loan Trust 2000-1 and the SLM Student Loan Trust 2000-2 made their sixteenth,

  •
  the SLM Student Loan Trust 2000-3 and the SLM Student Loan Trust 2000-4 made their fifteenth,

  •
  the SLM Student Loan Trust 2001-1 made its thirteenth,

  •
  the SLM Student Loan Trust 2001-2 made its twelfth,

  •
  the SLM Student Loan Trust 2001-3 made its eleventh,

  •
  the SLM Student Loan Trust 2001-4 made its tenth,

  •
  and the SLM Student Loan Trust 2002-1 and SLM Student Loan Trust 2002-2 made their ninth,

  •
  the SLM Student Loan Trust 2002-3 made its eighth, and

  •
  the SLM Student Loan Trust 2003-14, the SLM Student Loan Trust 2004-1 and the SLM Student Loan Trust 2004-2 made their first regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and/or their respective Floating Rate Student Loan-Backed Certificates. Each trust also distributed its respective Quarterly Servicing Reports dated as of April 26, 2004, to its Certificateholders, where applicable, and Noteholders of record.

        The Registrant is filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended March 31, 2004, as an Exhbit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

          19.1    Quarterly Servicing Reports

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2004

SLM FUNDING LLC

By:	/s/ J. LANCE FRANKE Name: J. Lance Franke Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
19.1	Quarterly Servicing Reports.	3

Exhibit Index appears on Page 3